UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2021
Annual Report
to Shareholders
DWS ESG Global Bond Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
14	Portfolio Summary
16	Investment Portfolio
29	Statement of Assets and Liabilities
31	Statement of Operations
32	Statements of Changes in Net Assets
33	Financial Highlights
37	Notes to Financial Statements
53	Report of Independent Registered Public Accounting Firm
55	Information About Your Fund’s Expenses
56	Tax Information
57	Advisory Agreement Board Considerations and Fee Evaluation
62	Board Members and Officers
68	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS ESG Global Bond Fund

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in securities that meet ESG criteria may result in the Fund forgoing otherwise attractive opportunities, which may result in underperformance when compared to funds that do not consider ESG factors. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
DWS ESG Global Bond Fund	|	3

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation came back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. We expect to see inflation begin to decline next year, as economic activity returns to a more typical level.
We do not believe central banks will raise interest rates this year. However, our CIO office expects the Fed to phase out asset purchases in 2022, with initial rate hikes to follow.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS ESG Global Bond Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.
Investment Strategy and Process
Portfolio management typically considers a number of factors when buying and selling securities, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within the global bond markets. In addition, the Advisor incorporates Environmental, Social and Corporate Governance (ESG) criteria into the selection process.
Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the Fund’s portfolio, depending on its outlook for interest rates.
In addition to considering financial information, the security selection process evaluates an issuer based on ESG criteria. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated by DWS International GmbH, an affiliate of the Advisor, on the basis of data obtained from various ESG data providers. Primarily issuers with an ESG rating above a minimum threshold determined by the Advisor are considered for investment by the Fund. The proprietary ESG rating for each issuer is derived from multiple factors, including:
•Level of involvement in controversial sectors and weapons;
•Adherence to corporate governance principles;
•ESG performance relative to a peer group of issuers; and
•Efforts to meet the United Nations’ Sustainable Development Goals.
DWS ESG Global Bond Fund returned –1.33% during the 12-month period ended October 31, 2021. Its benchmark, the Bloomberg Global Aggregate Bond Currency Hedged Index, returned –0.83%.
DWS ESG Global Bond Fund	|	5

Market Overview
The global investment-grade bond market finished the 12-month period with a negative return. Following the release of the first COVID-19 vaccine in early November 2020, investors ratcheted up their expectations for economic growth. The world economy indeed accelerated as business activity gradually returned to normal, fueling speculation as to when central banks would begin to remove the stimulative policies put into place after the initial outbreak of the pandemic. As 2021 progressed, the combination of rising demand, supply-chain bottlenecks, and higher commodity prices led to a pronounced increase in inflation. While the U.S. Federal Reserve initially called the price pressures “transitory,”  persistent inflation ultimately compelled the central bank to announce, in late September, that it would soon begin to taper its quantitative easing program. Central banks around the world made similar announcements, leading investors to start bracing for the likelihood of rising interest rates in 2022.
Together, these factors weighed heavily on U.S. Treasuries, international government bonds, and other rate-sensitive assets such as agency mortgage-backed securities. The yield on the 10-year U.S. Treasury note, which began the period at 0.88%, rose to 1.55% on October 31, 2021. Despite the weakness in U.S. Treasuries, investment-grade corporate bonds delivered a positive total return. The category benefited from both the improving credit outlook and strong demand for higher-yielding investments. Corporates’ yield spreads over Treasurys fell as a result, translating to positive relative performance. Similarly, investors’ elevated appetite for risk — together with rallies in equities and commodities — fueled a robust gain for high-yield corporates. Higher-yielding segments of the securitized space (asset-backed securities and commercial mortgage backed securities) also outperformed the broader investment-grade market, as did emerging-market debt.
Fund Performance
Two key factors played a role in the Fund’s modest underperformance. First, we held rate-sensitive investments in Japan and Europe that lagged amid the general downturn in government bonds worldwide. Second, we lost some ground from being positioned for a steepening of the yield curve. We expected that longer-term bonds would experience the most
6	|	DWS ESG Global Bond Fund

pronounced weakness, but the intermediate-term portion of the curve in fact suffered the largest sell-off.
On the positive side, our allocations to the credit sectors added value. We held overweights in high-yield bonds and investment-grade corporates, which was a key contributor given the strong showing for both areas. However, we gave back some of the resulting performance advantage by having underweight positions in emerging-market bonds and securitized assets. In the latter category, the underweight was largely a function of the lower representation of securities that meet the Fund’s ESG criteria.
Positioning within the investment-grade and high-yield corporate categories had a mixed effect on results. On one hand, we benefited from our emphasis on what we call “rising star”  investments: securities rated BB+ or lower that we believe have the potential to receive upgrades to their credit ratings. The benefit from this strategy was offset by an underweight in the energy sector. While a natural outcome of the Fund’s ESG mandate, having a below-benchmark weighting in one of the market’s top-performing sectors was a headwind for relative performance. Along this same line, an underweight in companies rated on the lower end of the Fund’s ESG criteria detracted from results in the past year. However, we think higher-rated ESG issuers are well positioned for longer-term outperformance as more investor cash flows in to the larger ESG category worldwide.
We used derivatives in an effort to manage risk and implement our investment views in the portfolio. We used futures on U.S. Treasuries and other government bond markets to express views regarding the core developed markets and to manage the Fund’s duration, and we used currency forward contracts both to hedge and to take active positions. Derivatives are used to achieve the Fund’s risk and return objectives and should therefore be evaluated within the context of the entire portfolio rather than as a standalone strategy.
Outlook and Positioning
As part of the Fund’s ESG approach, we rank the securities in our investment universe on a scale from A through F, and we strive to hold 80% of the portfolio in the upper half of the range. On the other hand, the portfolio is underweight in those rated D and holds no position in issues rated E and F. We believe this approach helps maintain the Fund’s high
DWS ESG Global Bond Fund	|	7

ESG profile while continuing to provide access to a wide range of investment opportunities.
The Fund’s duration was below that of the benchmark at the close of the period, reflecting our view that interest rates are likely to trend upward in the year ahead. The majority of the underweight to duration was in the United States, while we were positioned in a more neutral fashion in the United Kingdom, Europe, and Japan. We moved toward a positioning that favors a flattening of the yield curve, meaning that we expect longer-term bonds to outperform short-term issues.
We continue to see the potential for outperformance in the credit sectors due the combination of their higher yields, a positive supply-and-demand picture, and corporations’ continued effort to improve their balance sheets. We have been actively seeking bonds of investment-grade issuers that are lower in the capital structure, such as subordinated and junior subordinated notes. Such bonds tend to offer higher yields than those at the top of the capital structure (i.e., those that would be repaid first in the case of business failure.) However, by focusing on investment grade companies that issued subordinated and junior subordinated debt this year, such as Goldman Sachs Group Inc., American Express Co., and Capital One Financial Co., we believe we can minimize the downside risk and still collect above-average yields. This aspect of our strategy worked well in the past year, and we continue to seek new ideas in this area.
Looking ahead, we expect further market volatility as global central banks gradually tighten monetary policy to combat inflation. We would note, however, that economic trends across the world are experiencing a high degree of divergence given that regions and countries are emerging from the COVID-19 disruptions at different rates. We believe this translates to a broad range of opportunities for the Fund due to our global mandate and ability to invest across the full spectrum of fixed-income categories.
Portfolio Management Team
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—	Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
—	Senior Portfolio Manager and Co-Head of US Credit: New York.
—	BA and MA in Economics, State University of New York at Albany.
8	|	DWS ESG Global Bond Fund

Joseph Bowen, CFA, Senior Research Analyst Fixed Income
Portfolio Manager of the Fund until August 1, 2021. Began managing the Fund in 2019.
—	Joined DWS in 2014. Prior to his current role, he worked in Liquidity Management as an Investment Specialist.
—	Portfolio Manager for Fixed Income: New York.
—	BA in Economics, Franklin & Marshall College.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
Bloomberg Global Aggregate Bond Currency Hedged Index (name changed from Bloomberg Barclays Global Aggregate Bond Currency Hedged Index, effective August 24, 2021) is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.
Bloomberg Global Aggregate Bond Index (name changed from Bloomberg Barclays Global Aggregate Bond Index, effective August 24, 2021) is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e., assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB”  and above indicate that the rated borrower is considered “investment grade”  by a particular ratings agency.
Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.
The yield curve is a graphic representation of how yields on bonds of different maturities compare. Normally, yield curves slant upward, as bonds with longer maturities typically offer higher yields than short-term bonds.
Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.
Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
DWS ESG Global Bond Fund	|	9

A forward currency contract is a contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date as a means to hedge a fund’s currency risk.
10	|	DWS ESG Global Bond Fund

Performance Summary	October 31, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	–1.33%	2.50%	1.92%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–5.77%	1.57%	1.45%
Bloomberg Global Aggregate Bond Currency Hedged Index†	–0.83%	3.04%	3.56%
Bloomberg Global Aggregate Bond Index††	–1.24%	2.52%	1.70%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	–2.07%	1.74%	1.16%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–2.07%	1.74%	1.16%
Bloomberg Global Aggregate Bond Currency Hedged Index†	–0.83%	3.04%	3.56%
Bloomberg Global Aggregate Bond Index††	–1.24%	2.52%	1.70%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
No Sales Charges	–0.99%	2.79%	2.18%
Bloomberg Global Aggregate Bond Currency Hedged Index†	–0.83%	3.04%	3.56%
Bloomberg Global Aggregate Bond Index††	–1.24%	2.52%	1.70%
Institutional Class	Life of Class*
Average Annual Total Returns as of 10/31/21
No Sales Charges	–1.68%
Bloomberg Global Aggregate Bond Currency Hedged Index†	–1.39%
Bloomberg Global Aggregate Bond Index††	–3.01%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent
DWS ESG Global Bond Fund	|	11

month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2021 are 1.20%, 2.03%, 0.94% and 0.96% for Class A, Class C, Class S and Institutional shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Until April 30, 2019, the Fund was known as DWS High Conviction Global Bond Fund. On May 1, 2019, the Fund’s strategy and name changed. All returns prior to May 1, 2019 were achieved under the prior strategy.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
The growth of $10,000 is cumulative.
*	Institutional class shares commenced operations on December 1, 2020.
12	|	DWS ESG Global Bond Fund

†	Bloomberg Global Aggregate Bond Currency Hedged Index (name changed from Bloomberg Barclays Global Aggregate Bond Currency Hedged Index, effective August 24, 2021) is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.
††	Bloomberg Global Aggregate Bond Index (name changed from Bloomberg Barclays Global Aggregate Bond Index, effective August 24, 2021) is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
Bloomberg Global Aggregate Bond Currency Hedged Index replaced the Bloomberg Global Aggregate Bond Index as the fund’s principal benchmark index because the Advisor believes the Bloomberg Global Aggregate Bond Currency Hedged Index more closely reflects the fund’s investment strategies.
	Class A	Class C	Class S	Institutional Class
Net Asset Value
10/31/21	$ 9.48	$ 9.47	$ 9.47	$ 9.46
12/1/20 (commencement of operations of Institutional Class)	$ —	$ —	$ —	$ 9.70
10/31/20	$ 9.67	$ 9.67	$ 9.65	$ —
Distribution Information as of 10/31/21
Income Dividends, Twelve Months	$ .06	$ —	$ .09	$ .08*
October Income Dividend	$.0051	$ —	$.0071	$.0069
SEC 30-day Yield‡‡	.64%	–.07%	.92%	.92%
Current Annualized Distribution Rate‡‡	.65%	—	.90%	.88%
*	For the period from December 1, 2020 (commencement of operations of Institutional Class) through October 31, 2021.
‡‡	The SEC yield is net investment income per share earned over the month ended October 31, 2021, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 0.40%, –0.47%, 0.64% and 0.61% for Class A, Class C, Class S and Institutional Class shares respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2021. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 0.41%, 0.62% and 0.57% for Class A, Class S and Institutional Class shares respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
DWS ESG Global Bond Fund	|	13

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/21	10/31/20
Corporate Bonds	53%	39%
Financials	25%	17%
Information Technology	7%	4%
Health Care	6%	7%
Consumer Discretionary	4%	2%
Communication Services	4%	4%
Real Estate	3%	3%
Industrials	2%	0%
Consumer Staples	1%	1%
Materials	1%	1%
Utilities	0%	—
Government & Agency Obligations	41%	55%
Sovereign Bonds	28%	29%
U.S. Treasury Obligations	12%	24%
Other Government Related	1%	2%
Other	6%	6%
Collateralized Mortgage Obligations	2%	1%
Commercial Mortgage-Backed Securities	2%	2%
Mortgage-Backed Securities Pass-Throughs	1%	2%
Asset-Backed	1%	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/21	10/31/20
United States	49%	53%
United Kingdom	8%	7%
Canada	7%	7%
Germany	7%	4%
Italy	5%	3%
Japan	5%	4%
France	3%	4%
Spain	3%	3%
Australia	3%	2%
Netherlands	2%	2%
Sweden	1%	2%
Chile	1%	2%
New Zealand	0%	2%
Other	6%	5%
	100%	100%

14	|	DWS ESG Global Bond Fund

Currency Exposure* (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/21	10/31/20
United States Dollar	102%	95%
Australian Dollar	0%	1%
Euro	0%	0%
Japanese Yen	-0%	4%
Canadian Dollar	-0%	0%
British Pound	-2%	-0%
	100%	100%
*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.
Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/21	10/31/20
AAA	27%	38%
AA	12%	15%
A	23%	26%
BBB	31%	17%
BB	7%	4%
B	0%	—
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	10/31/21	10/31/20
Effective Maturity	9.3 years	9.1 years
Effective Duration	7.1 years	7.2 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 16. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 68 for contact information.
DWS ESG Global Bond Fund	|	15

Investment Portfolio	as of October 31, 2021
	Principal Amount ($) (a)		Value ($)
Bonds 95.3%
Australia 2.4%
Commonwealth Bank of Australia, 144A, 2.688%, 3/11/2031		205,000	202,852
Government of Australia, REG S, 2.25%, 5/21/2028	AUD	1,275,000	986,113
Optus Finance Pty Ltd., REG S, 1.0%, 6/20/2029	EUR	325,000	382,578
(Cost $1,495,511)			1,571,543
Austria 0.2%
Suzano Austria GmbH, 2.5%, 9/15/2028 (Cost $138,223)		140,000	132,475
Bermuda 0.3%
Bermuda Government International Bond, 144A, 2.375%, 8/20/2030 (Cost $208,760)		209,000	206,910
British Virgin Islands 0.6%
TSMC Global Ltd., 144A, 2.25%, 4/23/2031 (Cost $399,324)		400,000	396,311
Canada 7.0%
Bank of Montreal, 2.9%, 3/26/2022		460,000	464,671
Bank of Nova Scotia, 3.625%, 10/27/2081		550,000	541,073
Canadian Government Bond:
0.5%, 9/1/2025	CAD	2,500,000	1,954,004
1.25%, 6/1/2030	CAD	500,000	390,639
Canadian Imperial Bank of Commerce, 0.95%, 10/23/2025		70,000	68,781
Ford Credit Canada Co., 4.46%, 11/13/2024	CAD	300,000	252,525
Open Text Corp., 144A, 3.875%, 2/15/2028		250,000	251,875
Royal Bank of Canada, 2.8%, 4/29/2022		600,000	607,323
(Cost $4,324,913)			4,530,891
Chile 0.9%
Banco del Estado de Chile, 144A, 2.704%, 1/9/2025		200,000	206,002
Chile Government International Bond, 2.55%, 1/27/2032		350,000	345,300
(Cost $553,552)			551,302
France 3.0%
BNP Paribas SA, 144A, 4.625%, Perpetual (b)		200,000	201,000
Dassault Systemes SE, REG S, 0.375%, 9/16/2029	EUR	300,000	346,785
Government of France, REG S, 144A, 1.5%, 5/25/2050	EUR	850,000	1,157,695
Societe Generale SA, 144A, 2.625%, 1/22/2025		200,000	206,135
(Cost $1,873,452)			1,911,615
The accompanying notes are an integral part of the financial statements.
16	|	DWS ESG Global Bond Fund

	Principal Amount ($) (a)		Value ($)
Germany 6.3%
Bundesrepublik Deutschland Bundesanleihe:
REG S, Zero Coupon, 8/15/2031	EUR	1,375,000	1,604,171
REG S, 0.25%, 2/15/2029	EUR	550,000	659,501
REG S, 1.25%, 8/15/2048	EUR	295,000	446,108
Kreditanstalt Fuer Wiederaufbau, 0.625%, 1/22/2026		1,000,000	978,818
Merck Financial Services GmbH, REG S, 0.875%, 7/5/2031	EUR	300,000	357,231
(Cost $4,084,530)			4,045,829
India 0.3%
REC Ltd., 144A, 4.75%, 5/19/2023 (Cost $199,392)		200,000	209,078
Indonesia 0.5%
Perusahaan Penerbit SBSN Indonesia III, 144A, 3.4%, 3/29/2022 (Cost $285,000)		285,000	287,941
Ireland 0.2%
AerCap Ireland Capital DAC, 3.0%, 10/29/2028 (Cost $149,727)		150,000	152,090
Italy 4.8%
Intesa Sanpaolo SpA:
144A, 4.198%, 6/1/2032		400,000	403,243
144A, 4.95%, 6/1/2042		300,000	309,796
Italy Buoni Poliennali Del Tesoro:
REG S, 0.5%, 2/1/2026	EUR	250,000	290,618
REG S, 0.9%, 4/1/2031	EUR	400,000	453,947
REG S, 144A, 1.85%, 7/1/2025	EUR	350,000	428,418
Republic of Italy:
1.25%, 2/17/2026		350,000	341,148
2.375%, 10/17/2024		435,000	447,571
2.875%, 10/17/2029		435,000	443,366
(Cost $3,144,807)			3,118,107
Japan 4.4%
Japan Government Ten Year Bond, 0.1%, 6/20/2030	JPY	35,000,000	309,047
Japan Government Thirty Year Bond, 0.4%, 6/20/2049	JPY	122,000,000	1,000,973
Japan Government Twenty Year Bond, 0.4%, 6/20/2040	JPY	100,000,000	871,217
Mizuho Financial Group, Inc., 1.234%, 5/22/2027		215,000	209,315
Sumitomo Mitsui Financial Group, Inc., 0.948%, 1/12/2026		295,000	287,564
Takeda Pharmaceutical Co., Ltd., 2.05%, 3/31/2030		200,000	195,615
(Cost $3,188,876)			2,873,731
Korea 0.3%
SK Hynix, Inc., 144A, 1.5%, 1/19/2026 (Cost $207,711)		208,000	203,936
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	17

	Principal Amount ($) (a)		Value ($)
Luxembourg 0.5%
DH Europe Finance II Sarl:
0.75%, 9/18/2031	EUR	180,000	205,750
3.4%, 11/15/2049		90,000	100,787
(Cost $289,357)			306,537
Mexico 0.3%
BBVA Bancomer SA, 144A, 1.875%, 9/18/2025 (Cost $199,175)		201,000	201,000
Netherlands 2.1%
ING Groep NV, 3-month USD-LIBOR + 1.0%, 1.13% (c), 10/2/2023		400,000	406,232
NXP BV, 144A, 2.5%, 5/11/2031		300,000	298,167
Siemens Financieringsmaatschappij NV, 144A, 2.875%, 3/11/2041		250,000	257,222
Telefonica Europe BV, REG S, 3.875%, Perpetual (b)	EUR	300,000	372,431
(Cost $1,299,504)			1,334,052
New Zealand 0.5%
Bank of New Zealand, 144A, 3.5%, 2/20/2024 (Cost $299,100)		300,000	316,999
Norway 0.4%
Norsk Hydro ASA, REG S, 2.0%, 4/11/2029 (Cost $236,576)	EUR	200,000	247,320
Portugal 0.8%
Republic of Portugal, 144A, 5.125%, 10/15/2024 (Cost $474,078)		460,000	514,417
Spain 2.9%
Banco Santander SA:
1.722%, 9/14/2027		200,000	196,984
2.706%, 6/27/2024		200,000	208,557
Spain Government Bond:
REG S, 144A, 0.6%, 10/31/2029	EUR	1,000,000	1,177,610
REG S, 144A, 1.25%, 10/31/2030	EUR	250,000	308,395
(Cost $1,870,538)			1,891,546
Sweden 0.9%
Fastighets AB Balder, REG S, 1.875%, 1/23/2026 (Cost $585,685)	EUR	500,000	603,287
The accompanying notes are an integral part of the financial statements.
18	|	DWS ESG Global Bond Fund

	Principal Amount ($) (a)		Value ($)
Switzerland 0.9%
UBS Group AG:
144A, 3.491%, 5/23/2023		400,000	406,307
144A, 4.375%, Perpetual (b)		200,000	198,650
(Cost $602,800)			604,957
United Arab Emirates 0.8%
DP World Ltd., 144A, 2.375%, 9/25/2026 (Cost $462,508)	EUR	400,000	491,392
United Kingdom 7.5%
Bank of England Euro Note, 144A, 0.5%, 4/28/2023		620,000	620,396
Barclays PLC, 2.852%, 5/7/2026		200,000	208,098
HSBC Holdings PLC:
2.206%, 8/17/2029		200,000	196,175
4.0%, Perpetual (b) (d)		200,000	199,500
4.6%, Perpetual (b)		300,000	298,089
LSEGA Financing PLC, 144A, 2.5%, 4/6/2031		200,000	201,887
Natwest Group PLC, 4.6%, Perpetual (b)		300,000	295,500
Standard Chartered PLC:
144A, 1.214%, 3/23/2025		200,000	198,978
144A, 4.247%, 1/20/2023		300,000	302,284
144A, 4.75%, Perpetual (b)		200,000	196,500
United Kingdom Gilt:
REG S, 0.375%, 10/22/2030	GBP	500,000	647,837
REG S, 0.625%, 10/22/2050	GBP	430,000	514,965
REG S, 0.875%, 10/22/2029	GBP	660,000	899,455
Vodafone Group PLC, 5.125%, 6/4/2081		90,000	92,191
(Cost $4,807,009)			4,871,855
United States 46.5%
7-Eleven, Inc.:
144A, 0.95%, 2/10/2026		34,000	33,067
144A, 1.3%, 2/10/2028		43,000	40,967
144A, 1.8%, 2/10/2031		164,000	155,601
AbbVie, Inc.:
3.2%, 11/21/2029		70,000	74,804
4.25%, 11/21/2049		50,000	60,131
4.45%, 5/14/2046		120,000	146,677
American Express Co., 3.55%, Perpetual (b)		550,000	552,750
American Express Credit Account Master Trust, “A” , Series 2019-3, 2.0%, 4/15/2025		700,000	710,469
American Honda Finance Corp., 1.3%, 9/9/2026 (d)		240,000	238,068
American Tower Corp.:
(REIT), 2.1%, 6/15/2030		120,000	116,539
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	19

	Principal Amount ($) (a)	Value ($)
(REIT), 2.95%, 1/15/2051	45,000	43,572
Amgen, Inc.:
2.8%, 8/15/2041	44,000	42,729
3.0%, 1/15/2052	100,000	97,987
Anthem, Inc.:
2.25%, 5/15/2030	100,000	99,706
2.875%, 9/15/2029	50,000	52,444
Apple, Inc., 2.375%, 2/8/2041	135,000	131,341
Astrazeneca Finance LLC:
1.75%, 5/28/2028	80,000	79,675
2.25%, 5/28/2031 (d)	20,000	20,247
AT&T, Inc.:
1.65%, 2/1/2028	50,000	48,771
2.25%, 2/1/2032	95,000	91,420
2.55%, 12/1/2033	111,000	107,800
2.75%, 6/1/2031	135,000	137,326
3.65%, 6/1/2051	100,000	104,011
Atrium Hotel Portfolio Trust, “B” , Series 2018-ATRM, 144A, 1-month USD-LIBOR + 1.43%, 1.52% (c), 6/15/2035	500,000	497,795
BAMLL Commercial Mortgage Securities Trust, “C” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.35%, 1.44% (c), 9/15/2034	333,000	330,922
Bank of America Corp.:
1.922%, 10/24/2031	205,000	195,515
2.676%, 6/19/2041	60,000	57,791
2.972%, 7/21/2052	100,000	100,797
4.3%, Perpetual (b)	224,000	226,800
Barclays Dryrock Issuance Trust, “A” , Series 2019-1, 1.96%, 5/15/2025	430,000	435,176
Berry Global, Inc., 1.65%, 1/15/2027	350,000	342,363
Boston Properties LP, (REIT), 2.55%, 4/1/2032	75,000	74,685
Broadcom, Inc.:
144A, 1.95%, 2/15/2028	70,000	68,581
144A, 2.6%, 2/15/2033	160,000	154,167
144A, 3.137%, 11/15/2035	35,000	34,399
144A, 3.187%, 11/15/2036	85,000	83,559
4.11%, 9/15/2028	124,000	136,697
Campbell Soup Co.:
2.375%, 4/24/2030	83,000	82,990
4.15%, 3/15/2028	51,000	57,144
Capital One Financial Corp.:
2.359%, 7/29/2032	260,000	251,005
The accompanying notes are an integral part of the financial statements.
20	|	DWS ESG Global Bond Fund

	Principal Amount ($) (a)		Value ($)
3.95%, Perpetual (b)		510,000	517,803
Centene Corp.:
2.45%, 7/15/2028		80,000	79,729
2.625%, 8/1/2031		180,000	177,070
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029		200,000	202,000
Cigna Corp.:
2.375%, 3/15/2031		100,000	100,224
3.4%, 3/15/2051		100,000	105,782
Citigroup, Inc.:
2.561%, 5/1/2032		90,000	90,376
4.0%, Perpetual (b)		350,000	357,437
Consolidated Edison Co. of New York, Inc., 2.4%, 6/15/2031 (d)		70,000	70,315
Crown Castle International Corp., (REIT), 2.9%, 4/1/2041		100,000	96,570
CSX Corp., 4.5%, 3/15/2049		29,000	36,963
Cummins, Inc., 2.6%, 9/1/2050		50,000	47,796
CVS Health Corp.:
1.75%, 8/21/2030		160,000	152,353
2.7%, 8/21/2040		35,000	33,557
4.25%, 4/1/2050		20,000	24,219
5.05%, 3/25/2048		65,000	85,457
DaVita, Inc., 144A, 4.625%, 6/1/2030		225,000	226,116
Dell International LLC:
4.9%, 10/1/2026		261,000	297,398
8.35%, 7/15/2046		80,000	132,942
DXC Technology Co., 2.375%, 9/15/2028		220,000	213,674
Eli Lilly & Co.:
0.625%, 11/1/2031	EUR	100,000	115,976
1.7%, 11/1/2049	EUR	150,000	197,955
Equinix, Inc.:
(REIT), 2.15%, 7/15/2030		34,000	33,119
(REIT), 2.625%, 11/18/2024		103,000	106,989
(REIT), 3.2%, 11/18/2029		92,000	96,919
ERP Operating LP, (REIT), 4.15%, 12/1/2028		230,000	260,269
Fannie Mae Connecticut Avenue Securities, “1M2” , Series 2018-C05, 1-month USD-LIBOR + 2.35%, 2.439% (c), 1/25/2031		383,541	388,220
Fannie Mae-Aces, “A1” , Series 2021-M1S, 0.833%, 12/25/2030		294,170	285,224
FedEx Corp.:
2.4%, 5/15/2031		120,000	120,226
4.05%, 2/15/2048		145,000	165,429
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	21

	Principal Amount ($) (a)	Value ($)
Ford Motor Credit Co. LLC:
2.7%, 8/10/2026	400,000	399,536
3.37%, 11/17/2023	450,000	461,812
Freddie Mac Structured Agency Credit Risk Debt Notes, “M2” , Series 2017-DNA3, 1-month USD-LIBOR + 2.5%, 2.589% (c), 3/25/2030	500,000	510,681
Gilead Sciences, Inc.:
1.65%, 10/1/2030 (d)	50,000	47,825
2.8%, 10/1/2050	60,000	58,169
Government National Mortgage Association:
3.0%, 11/20/2044	840,848	887,653
7.0%, with various maturities from 1/15/2029 until 2/15/2029	9,035	9,590
HCA, Inc., 5.625%, 9/1/2028	150,000	175,797
Hewlett Packard Enterprise Co., 4.45%, 10/2/2023	100,000	106,367
Hilton Domestic Operating Co., Inc.:
144A, 3.625%, 2/15/2032	325,000	317,073
144A, 4.0%, 5/1/2031	165,000	165,790
Home Depot, Inc.:
3.35%, 4/15/2050	25,000	27,804
4.5%, 12/6/2048	50,000	65,660
Humana, Inc., 2.15%, 2/3/2032	100,000	96,747
Intel Corp.:
3.05%, 8/12/2051	40,000	40,755
3.2%, 8/12/2061	30,000	30,788
International Business Machines Corp., 3.5%, 5/15/2029	250,000	273,931
InTown Hotel Portfolio Trust, “C” , Series 2018-STAY, 144A, 1-month USD-LIBOR + 1.5%, 1.591% (c), 1/15/2033	230,000	229,554
JPMorgan Chase & Co.:
3.328%, 4/22/2052	65,000	70,161
3.782%, 2/1/2028	150,000	163,492
JPMorgan Chase Commercial Mortgage Securities Trust, “A” , Series 2021-2NU, 144A, 1.974%, 1/5/2040	220,000	218,420
Keurig Dr Pepper, Inc.:
3.2%, 5/1/2030	25,000	26,534
3.8%, 5/1/2050	30,000	33,867
KLA Corp., 3.3%, 3/1/2050	31,000	33,248
Lam Research Corp., 4.0%, 3/15/2029	56,000	63,880
Lowe’s Companies, Inc.:
2.8%, 9/15/2041	110,000	108,224
3.0%, 10/15/2050	55,000	55,077
Merck & Co., Inc., 2.45%, 6/24/2050	155,000	147,734
Microchip Technology, Inc., 2.67%, 9/1/2023	60,000	61,838
The accompanying notes are an integral part of the financial statements.
22	|	DWS ESG Global Bond Fund

	Principal Amount ($) (a)	Value ($)
Micron Technology, Inc., 3.477%, 11/1/2051 (e)	50,000	49,991
Microsoft Corp., 2.921%, 3/17/2052	64,000	67,757
Morgan Stanley:
1.794%, 2/13/2032	60,000	56,521
2.484%, 9/16/2036	295,000	286,620
3.217%, 4/22/2042	30,000	31,513
4.431%, 1/23/2030	140,000	160,287
MSCI, Inc.:
144A, 3.25%, 8/15/2033	60,000	60,232
144A, 3.625%, 9/1/2030	170,000	174,250
Nestle Holdings, Inc., 144A, 4.0%, 9/24/2048	150,000	188,476
NortonLifeLock, Inc., 3.95%, 6/15/2022	275,000	277,063
NVIDIA Corp., 3.5%, 4/1/2050	22,000	25,187
Oracle Corp.:
3.6%, 4/1/2050	25,000	25,523
3.65%, 3/25/2041	188,000	196,949
4.0%, 11/15/2047	45,000	48,670
PayPal Holdings, Inc., 2.85%, 10/1/2029	150,000	158,415
PNC Financial Services Group, Inc., 3.4%, Perpetual (b)	450,000	443,812
Prudential Financial, Inc., 4.35%, 2/25/2050	50,000	63,730
Royal Caribbean Cruises Ltd.:
144A, 4.25%, 7/1/2026	40,000	38,800
144A, 5.5%, 4/1/2028	45,000	45,788
Salesforce.com, Inc., 2.9%, 7/15/2051	200,000	205,798
Santander Holdings U.S.A., Inc., 3.244%, 10/5/2026	205,000	215,906
Starbucks Corp., 4.5%, 11/15/2048	100,000	126,074
Stryker Corp., 2.9%, 6/15/2050	70,000	71,774
Texas Instruments, Inc., 1.125%, 9/15/2026	40,000	39,689
The Charles Schwab Corp., Series I, 4.0%, Perpetual (b)	325,000	334,474
The Goldman Sachs Group, Inc.:
1.431%, 3/9/2027	140,000	137,847
1.992%, 1/27/2032	45,000	43,115
2.908%, 7/21/2042	83,000	82,807
3.8%, Perpetual (b) (d)	335,000	335,000
Thermo Fisher Scientific, Inc.:
2.0%, 10/15/2031	60,000	58,720
2.8%, 10/15/2041	50,000	50,205
T-Mobile U.S.A., Inc., 4.375%, 4/15/2040	60,000	68,545
Twilio, Inc., 3.625%, 3/15/2029	220,000	222,200
U.S. Bancorp., 3.7%, Perpetual (b)	485,000	483,084
U.S. Treasury Bills, 0.063% (f), 5/19/2022 (g)	400,000	399,840
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	23

	Principal Amount ($) (a)	Value ($)
U.S. Treasury Notes:
0.25%, 11/15/2023	1,700,000	1,690,703
0.25%, 9/30/2025	3,500,000	3,396,914
0.375%, 12/31/2025	1,000,000	971,172
1.25%, 8/15/2031	799,000	776,403
2.0%, 8/15/2051	149,000	151,119
Union Pacific Corp., 2.95%, 3/10/2052	70,000	71,775
UnitedHealth Group, Inc.:
2.9%, 5/15/2050	50,000	51,121
3.25%, 5/15/2051	100,000	108,669
Verizon Communications, Inc.:
2.1%, 3/22/2028	55,000	55,152
2.55%, 3/21/2031	70,000	70,546
2.65%, 11/20/2040	55,000	51,967
2.85%, 9/3/2041	90,000	88,002
3.0%, 11/20/2060	70,000	66,101
3.15%, 3/22/2030	200,000	211,800
3.7%, 3/22/2061	100,000	108,685
ViacomCBS, Inc., 4.2%, 5/19/2032	130,000	147,963
VMware, Inc., 1.4%, 8/15/2026	100,000	98,503
Walt Disney Co., 2.65%, 1/13/2031	60,000	62,350
WEA Finance LLC, (REIT), 144A, 3.75%, 9/17/2024	325,000	343,595
Welltower, Inc.:
(REIT), 2.75%, 1/15/2031	40,000	41,087
(REIT), 2.8%, 6/1/2031	105,000	107,823
(REIT), 3.1%, 1/15/2030	80,000	84,103
(Cost $29,802,535)		30,052,817
Total Bonds (Cost $61,182,643)		61,627,938
	Shares	Value ($)
Securities Lending Collateral 1.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (h) (i) (Cost $922,235)	922,235	922,235
Cash Equivalents 2.2%
DWS Central Cash Management Government Fund, 0.03% (h) (Cost $1,383,651)	1,383,651	1,383,651

The accompanying notes are an integral part of the financial statements.
24	|	DWS ESG Global Bond Fund

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $63,488,529)	98.9	63,933,824
Other Assets and Liabilities, Net	1.1	716,442
Net Assets	100.0	64,650,266
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the year ended October 31, 2021 are as follows:
Value ($) at 10/31/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2021	Value ($) at 10/31/2021
Securities Lending Collateral 1.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (h) (i)
637,890	284,345 (j)	—	—	—	464	—	922,235	922,235
Cash Equivalents 2.2%
DWS Central Cash Management Government Fund, 0.03% (h)
1,828,859	22,510,141	22,955,349	—	—	630	—	1,383,651	1,383,651
2,466,749	22,794,486	22,955,349	—	—	1,094	—	2,305,886	2,305,886
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)	Perpetual, callable security with no stated maturity date.
(c)	Variable or floating rate security. These securities are shown at their current rate as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(d)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2021 amounted to $899,040, which is 1.4% of net assets.
(e)	When-issued security.
(f)	Annualized yield at time of purchase; not a coupon rate.
(g)	At October 31, 2021, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	25

(i)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT: Real Estate Investment Trust
SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, is expected to be phased out by the end of 2021, although the US Dollar LIBOR phase out may extend past 2021 for certain existing contracts. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.
At October 31, 2021, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Japanese Government Bond	JPY	12/13/2021	4	5,319,593	5,310,639	(8,954)
Ultra Long U.S. Treasury Bond	USD	12/21/2021	2	391,958	392,812	854
Total net unrealized depreciation						(8,100)
At October 31, 2021, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	12/21/2021	23	3,059,939	3,006,172	53,767
The accompanying notes are an integral part of the financial statements.
26	|	DWS ESG Global Bond Fund

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
2 Years U.S. Treasury Note	USD	12/21/2021	8	1,759,856	1,754,000	5,856
Ultra 10 Year U.S. Treasury Note	USD	12/21/2021	4	584,135	580,125	4,010
Total unrealized appreciation						63,633
At October 31, 2021, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	8,600,000	USD	10,225,946	11/05/2021	283,383	Toronto-Dominion Bank
GBP	2,500,000	USD	3,484,562	11/10/2021	63,153	State Street Bank and Trust
JPY	275,000,000	USD	2,504,356	12/01/2021	91,003	Toronto-Dominion Bank
CAD	3,400,000	USD	2,747,793	1/21/2022	200	Toronto-Dominion Bank
Total unrealized appreciation					437,739
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
AUD	1,000,000	USD	736,578	11/5/2021	(15,690)	Australia and New Zealand Banking Group Ltd.
Currency Abbreviation(s)

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	27

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Bonds (a)	$—	$61,627,938	$—	$61,627,938
Short-Term Investments (a)	2,305,886	—	—	2,305,886
Derivatives (b)
Futures Contracts	64,487	—	—	64,487
Forward Foreign Currency Contracts	—	437,739	—	437,739
Total	$2,370,373	$62,065,677	$ —	$64,436,050
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(8,954)	$ —	$—	$(8,954)
Forward Foreign Currency Contracts	—	(15,690)	—	(15,690)
Total	$ (8,954)	$ (15,690)	$ —	$ (24,644)
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.
28	|	DWS ESG Global Bond Fund

Statement of Assets and Liabilities
as of October 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $61,182,643) — including $899,040 of securities loaned	$ 61,627,938
Investment in DWS Government & Agency Securities Portfolio (cost $922,235)*	922,235
Investment in DWS Central Cash Management Government Fund (cost $1,383,651)	1,383,651
Cash	44
Foreign currency, at value (cost $1,084,204)	1,075,846
Receivable for Fund shares sold	22,064
Interest receivable	283,148
Unrealized appreciation on forward foreign currency contracts	437,739
Foreign taxes recoverable	4,419
Other assets	20,264
Total assets	65,777,348
Liabilities
Payable upon return of securities loaned	922,235
Payable for investments purchased — when-issued securities	50,000
Payable for Fund shares redeemed	6,229
Payable for variation margin on futures contracts	636
Unrealized depreciation on forward foreign currency contracts	15,690
Accrued management fee	1,863
Accrued Directors' fees	1,106
Other accrued expenses and payables	129,323
Total liabilities	1,127,082
Net assets, at value	$ 64,650,266
Net Assets Consist of
Distributable earnings (loss)	(1,709,265)
Paid-in capital	66,359,531
Net assets, at value	$ 64,650,266
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	29

Statement of Assets and Liabilities as of October 31, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($9,770,759 ÷ 1,030,158 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.48
Maximum offering price per share (100 ÷ 95.50 of $9.48)	$ 9.93
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($182,294 ÷ 19,252 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$ 9.47
Class S
Net Asset Value, offering and redemption price per share ($53,667,315 ÷ 5,669,151 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 9.47
Institutional Class
Net Asset Value, offering and redemption price per share ($1,029,898 ÷ 108,826 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.46
The accompanying notes are an integral part of the financial statements.
30	|	DWS ESG Global Bond Fund

Statement of Operations
for the year ended October 31, 2021

Investment Income
Income:
Interest (net of foreign taxes withheld of $97)	$ 1,023,759
Income distributions — DWS Central Cash Management Government Fund	630
Securities lending income, net of borrower rebates	464
Total income	1,024,853
Expenses:
Management fee	203,686
Administration fee	63,734
Services to shareholders	142,259
Distribution and service fees	24,843
Custodian fee	14,039
Professional fees	97,250
Reports to shareholders	39,916
Registration fees	64,844
Directors' fees and expenses	4,077
Other	9,884
Total expenses before expense reductions	664,532
Expense reductions	(141,467)
Total expenses after expense reductions	523,065
Net investment income	501,788
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(32,857)
Futures	184,249
Forward foreign currency contracts	(306,724)
Foreign currency	2,950
(152,382)
Change in net unrealized appreciation (depreciation) on:
Investments	(1,348,250)
Futures	21,642
Forward foreign currency contracts	265,947
Foreign currency	(22,383)
(1,083,044)
Net gain (loss)	(1,235,426)
Net increase (decrease) in net assets resulting from operations	$ (733,638)
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	31

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 501,788	$ 732,461
Net realized gain (loss)	(152,382)	811,163
Change in net unrealized appreciation (depreciation)	(1,083,044)	595,955
Net increase (decrease) in net assets resulting from operations	(733,638)	2,139,579
Distributions to shareholders:
Class A	(66,437)	(53,461)
Class C	—	(969)
Class S	(486,488)	(287,039)
Institutional Class*	(3,290)	—
Return of capital distributions to shareholders:
Class A	—	(78,665)
Class C	—	(1,426)
Class S	—	(422,355)
Total distributions	(556,215)	(843,915)
Fund share transactions:
Proceeds from shares sold	11,005,078	16,904,378
Reinvestment of distributions	503,616	760,556
Payments for shares redeemed	(12,709,385)	(9,220,965)
Net increase (decrease) in net assets from Fund share transactions	(1,200,691)	8,443,969
Increase (decrease) in net assets	(2,490,544)	9,739,633
Net assets at beginning of period	67,140,810	57,401,177
Net assets at end of period	$ 64,650,266	$67,140,810
*	For the period from December 1, 2020 (commencement of operations of Institutional Class) through October 31, 2021.

The accompanying notes are an integral part of the financial statements.
32	|	DWS ESG Global Bond Fund

Financial Highlights
DWS ESG Global Bond Fund — Class A
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.67	$9.43	$8.77	$9.27	$9.15
Income (loss) from investment operations:
Net investment income[a]	.05	.10	.21	.23	.22
Net realized and unrealized gain (loss)	(.18)	.26	.67	(.53)	.10
Total from investment operations	(.13)	.36	.88	(.30)	.32
Less distributions from:
Net investment income	(.06)	(.05)	(.18)	(.20)	(.20)
Return of capital	—	(.07)	(.04)	—	—
Total distributions	(.06)	(.12)	(.22)	(.20)	(.20)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$9.48	$9.67	$9.43	$8.77	$9.27
Total Return (%)[b,c]	(1.33)	3.85	10.19	(3.26)	3.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	11	10	10	13
Ratio of expenses before expense reductions (%)	1.18	1.20	1.32	1.29	1.35
Ratio of expenses after expense reductions (%)	1.00	.95	1.00	.90	.99
Ratio of net investment income (%)	.56	1.07	2.33	2.53	2.36
Portfolio turnover rate (%)	47	104	167	183	116
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	33

DWS ESG Global Bond Fund — Class C
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.67	$9.43	$8.77	$9.27	$9.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	.04	.15	.16	.15
Net realized and unrealized gain (loss)	(.18)	.25	.66	(.53)	.11
Total from investment operations	(.20)	.29	.81	(.37)	.26
Less distributions from:
Net investment income	—	(.02)	(.12)	(.13)	(.14)
Return of capital	—	(.03)	(.03)	—	—
Total distributions	—	(.05)	(.15)	(.13)	(.14)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$9.47	$9.67	$9.43	$8.77	$9.27
Total Return (%)[b,c]	(2.07)	3.09	9.37	(3.98)	2.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.3	1	1	2
Ratio of expenses before expense reductions (%)	2.10	2.03	2.12	2.08	2.12
Ratio of expenses after expense reductions (%)	1.75	1.70	1.75	1.65	1.74
Ratio of net investment income (loss) (%)	(.20)	.38	1.60	1.79	1.60
Portfolio turnover rate (%)	47	104	167	183	116
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
34	|	DWS ESG Global Bond Fund

DWS ESG Global Bond Fund — Class S
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.65	$9.41	$8.76	$9.26	$9.13
Income (loss) from investment operations:
Net investment income[a]	.08	.12	.23	.25	.24
Net realized and unrealized gain (loss)	(.17)	.26	.67	(.52)	.12
Total from investment operations	(.09)	.38	.90	(.27)	.36
Less distributions from:
Net investment income	(.09)	(.06)	(.20)	(.23)	(.23)
Return of capital	—	(.08)	(.05)	—	—
Total distributions	(.09)	(.14)	(.25)	(.23)	(.23)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$9.47	$9.65	$9.41	$8.76	$9.26
Total Return (%)[b]	(.99)	4.12	10.36	(3.02)	3.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	56	47	48	57
Ratio of expenses before expense reductions (%)	.97	.94	1.03	1.01	1.06
Ratio of expenses after expense reductions (%)	.75	.70	.75	.65	.74
Ratio of net investment income (%)	.81	1.30	2.58	2.79	2.59
Portfolio turnover rate (%)	47	104	167	183	116
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	35

DWS ESG Global Bond Fund — Institutional Class
Period Ended
10/31/21 [a]
Selected Per Share Data
Net asset value, beginning of period	$9.70
Income (loss) from investment operations:
Net investment income[b]	.07
Net realized and unrealized gain (loss)	(.23)
Total from investment operations	(.16)
Less distributions from:
Net investment income	(.08)
Net asset value, end of period	$9.46
Total Return (%)[c]	(1.68) *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,030
Ratio of expenses before expense reductions (%)	.96 **
Ratio of expenses after expense reductions (%)	.76 **
Ratio of net investment income (%)	.86 **
Portfolio turnover rate (%)	47 [d]
[a]	For the period from December 1, 2020 (commencement of operations) to October 31, 2021.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2021.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
36	|	DWS ESG Global Bond Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS ESG Global Bond Fund (the “Fund” ) is a diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Maryland corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares commenced operations on December 1, 2020. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
DWS ESG Global Bond Fund	|	37

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of
38	|	DWS ESG Global Bond Fund

the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.03% annualized effective rate as of October 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of October 31, 2021, the Fund had securities on loan, which were classified as bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and
DWS ESG Global Bond Fund	|	39

liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At October 31, 2021, the Fund had net tax basis capital loss carryforwards of approximately $2,088,000, including short-term losses ($310,000) and
40	|	DWS ESG Global Bond Fund

long-term losses ($1,778,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At October 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 111,787
Capital loss carryforwards	$ (2,088,000)
Net unrealized appreciation (depreciation) on investments	$ 296,650
At October 31, 2021, the aggregate cost of investments for federal income tax purposes was $63,628,320. The net unrealized appreciation for all investments based on tax cost was $296,650. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $1,345,533 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,048,883.
DWS ESG Global Bond Fund	|	41

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2021	2020
Distributions from ordinary income*	$ 556,215	$ 341,469
Return of capital distributions	$ —	$ 502,446
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes with the exception of securities in default of principal.
B.	Derivative Instruments
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2021, the Fund entered into futures contracts as a hedge against anticipated interest rate changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount
42	|	DWS ESG Global Bond Fund

equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of October 31, 2021, is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2021, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $11,409,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $3,527,000 to $5,340,000.
Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2021, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of October 31, 2021, is included in the table following the Fund’s Investment Portfolio.
DWS ESG Global Bond Fund	|	43

For the year ended October 31, 2021, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $16,273,000 to $20,215,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $2,422,000.
The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 64,487	$ 64,487
Foreign Exchange Contracts (b)	437,739	—	437,739
	$ 437,739	$ 64,487	$ 502,226
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statements of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts
Liability Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (8,954)	$ (8,954)
Foreign Exchange Contracts (b)	(15,690)	—	(15,690)
	$ (15,690)	$ (8,954)	$ (24,644)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2021 and the related location in the accompanying Statement
44	|	DWS ESG Global Bond Fund

of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 184,249	$ 184,249
Foreign Exchange Contracts (a)	(306,724)	—	(306,724)
	$(306,724)	$ 184,249	$ (122,475)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Net realized gain (loss) from forward foreign currency contracts and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 21,642	$ 21,642
Foreign Exchange Contracts (a)	265,947	—	265,947
	$ 265,947	$ 21,642	$ 287,589
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts and futures, respectively
As of October 31, 2021, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and
DWS ESG Global Bond Fund	|	45

Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$ 63,153	$ —	$ —	$ 63,153
Toronto-Dominion Bank	374,586	—	—	374,586
	$ 437,739	$ —	$ —	$ 437,739
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$ 15,690	$ —	$ —	$ 15,690
C.	Purchases and Sales of Securities
During the year ended October 31, 2021, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$25,495,157	$17,697,042
U.S. Treasury Obligations	$ 4,661,776	$11,268,193
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.31%.
46	|	DWS ESG Global Bond Fund

For the period from November 1, 2020 through January 31, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of certain classes as follows:
Class A	.95%
Class C	1.70%
Class S	.70%
For the period from February 1, 2021 and for the period from December 1, 2020 (commencement of operations) for Institutional Class shares through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of certain classes as follows:
Class A	1.03%
Class C	1.78%
Class S	.78%
Institutional Class	.78%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.95%
Class C	1.70%
Class S	.70%
Institutional Class	.70%
In addition, for the period from December 1, 2020 (commencement of operations) through January 31, 2021, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.70%.
DWS ESG Global Bond Fund	|	47

For the year ended October 31, 2021 and for the period from December 1, 2020 (commencement of operations) to October 31, 2021 for Institutional Class shares, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 18,811
Class C	878
Class S	121,043
Institutional Class	735
$ 141,467
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2021, the Administration Fee was $63,734, of which $5,329 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2021 and for the period from December 1, 2020 (commencement of operations) to October 31, 2021 for Institutional Class shares, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2021
Class A	$ 10,938	$ 1,719
Class C	557	83
Class S	44,882	7,063
Institutional Class	54	4
	$ 56,431	$ 8,869
In addition, for the year ended October 31, 2021 and for the period from December 1, 2020 (commencement of operations) to October 31, 2021 for Institutional Class shares,the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated
48	|	DWS ESG Global Bond Fund

third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 8,675
Class C	257
Class S	61,091
Institutional Class	543
$ 70,566
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2021
Class C	$ 1,870	$ 116
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2021	Annual Rate
Class A	$ 22,351	$ 4,587.21%
Class C	622	84.25%
	$ 22,973	$ 4,671
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2021 aggregated $8.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2021, there was no
DWS ESG Global Bond Fund	|	49

CDSC for Class C Shares. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $2,517, of which $385 is unpaid.
Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $37.
E.	Investing in Emerging Markets
Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.
50	|	DWS ESG Global Bond Fund

F.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2021.
G.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	40,415	$ 389,449	192,979	$ 1,830,127
Class C	5,040	49,001	1,393	12,970
Class S	985,793	9,473,056	1,557,692	15,061,281
Institutional Class*	113,670	1,093,572	—	—
		$ 11,005,078		$ 16,904,378
Shares issued to shareholders in reinvestment of distributions
Class A	5,981	$ 57,405	12,813	$ 121,015
Class C	—	—	187	1,762
Class S	46,242	442,921	67,544	637,779
Institutional Class*	345	3,290	—	—
		$ 503,616		$ 760,556
Shares redeemed
Class A	(162,679)	$ (1,564,242)	(156,909)	$ (1,487,766)
Class C	(14,932)	(142,029)	(29,498)	(283,475)
Class S	(1,142,575)	(10,953,634)	(788,131)	(7,449,724)
Institutional Class*	(5,189)	(49,480)	—	—
		$ (12,709,385)		$ (9,220,965)
DWS ESG Global Bond Fund	|	51

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(116,283)	$ (1,117,388)	48,883	$ 463,376
Class C	(9,892)	(93,028)	(27,918)	(268,743)
Class S	(110,540)	(1,037,657)	837,105	8,249,336
Institutional Class*	108,826	1,047,382	—	—
		$ (1,200,691)		$ 8,443,969
*	For the period from December 1, 2020 (commencement of operations) for Institutional Class through October 31, 2021.
H.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
52	|	DWS ESG Global Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS ESG Global Bond Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS ESG Global Bond Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) (the “Corporation” ), including the investment portfolio, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended October 31, 2017 and October 31, 2018, were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits,
DWS ESG Global Bond Fund	|	53

we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 22, 2021
54	|	DWS ESG Global Bond Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2021 to October 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
DWS ESG Global Bond Fund	|	55

Expenses and Value of a $1,000 Investment
for the six months ended October 31, 2021 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/21	$1,002.20	$ 997.90	$1,003.40	$1,003.30
Expenses Paid per $1,000*	$ 5.15	$ 8.91	$ 3.89	$ 3.84
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/21	$1,020.06	$1,016.28	$1,021.32	$1,021.37
Expenses Paid per $1,000*	$ 5.19	$ 9.00	$ 3.92	$ 3.87
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS ESG Global Bond Fund	1.02%	1.77%	.77%	.76%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information	(Unaudited)
A total of 6% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
56	|	DWS ESG Global Bond Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Directors (hereinafter referred to as the “Board”  or “Directors” ) approved the renewal of DWS ESG Global Bond Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s
DWS ESG Global Bond Fund	|	57

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
58	|	DWS ESG Global Bond Fund

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not
DWS ESG Global Bond Fund	|	59

unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors
60	|	DWS ESG Global Bond Fund

may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
DWS ESG Global Bond Fund	|	61

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
62	|	DWS ESG Global Bond Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
DWS ESG Global Bond Fund	|	63

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
64	|	DWS ESG Global Bond Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
DWS ESG Global Bond Fund	|	65

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
66	|	DWS ESG Global Bond Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
DWS ESG Global Bond Fund	|	67

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
68	|	DWS ESG Global Bond Fund

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZGAX	SZGCX	SSTGX	DGBIX
CUSIP Number	25156A 734	25156A 759	25156A 767	25156A 569
Fund Number	461	761	2061	1461
DWS ESG Global Bond Fund	|	69

Notes

Notes

222 South Riverside Plaza Chicago, IL 60606-5808
DEGBF-2
(R-024960-12 12/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ESG Global Bond Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$57,433	$0	$8,988	$0
2020	$57,433	$0	$8,988	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$487,049	$0
2020	$0	$650,763	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$8,988	$487,049	$0	$496,037
2020	$8,988	$650,763	$0	$659,751

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS ESG Global Bond Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2021